Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO Loan and SeCURITY Agreement (this “Amendment”), dated as of July 3, 2023 (the “Amendment Date”), among Stepstone Great Lakes SPV Facility II LLC, a Delaware limited liability company, as borrower (the “Borrower”), StepStone Private Credit Fund LLC, a Delaware limited liability company, as the fund (in such capacity, the “Fund”) and as manager (in such capacity, the “Manager”, and in both such capacities, “SSG”), each Lender party to the Loan and Security Agreement (as defined below), Bank of Montreal, as the administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (the “Collateral Agent”, and, in both such capacities, the “Agent”).

WHEREAS, the Borrower, SSG, the Agent and the Lenders are party to that certain Loan and Security Agreement, dated as of May 1, 2023 (as the same may be amended, modified or supplemented prior to the Amendment Date in accordance with the terms thereof, the “Loan and Security Agreement”), by and among the Borrower, SSG, each of the lenders from time to time party thereto (the “Lenders”) and the Agent; and

WHEREAS, the Borrower, SSG, the Agent, and the Lenders desire to amend certain provisions of the Loan and Security Agreement, in accordance with Section 12.01 thereof and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement.

ARTICLE II

Amendments to Loan and Security Agreement

SECTION 2.1. As of the Amendment Date, the Loan and Security Agreement shall be amended as follows:

(a) the definition of “Facility Amount” in Section 1.01(b) of the Loan and Security Agreement is amended and restated in its entirety to read as follows:

“Facility Amount” means the aggregate Commitments as then in effect, which on the First Amendment Effective Date shall be $100,750,000, as such amount may be reduced pursuant to Section 2.16(b) and as may be increased pursuant to Section 2.21; provided that at all times during the Amortization Period, the Facility Amount shall mean the aggregate Advances Outstanding at such time, provided, further, that the Administrative Agent may reduce the Facility Amount, upon notice to the Borrower and upon mutual consent of the Administrative Agent and the Borrower, by an amount up to the excess of the then applicable Facility Amount over the Advances Outstanding; provided that if the Borrower does not consent to such reduction, the Borrower shall, upon the written request of the Administrative Agent, enter into an amendment to this Agreement to implement an unused fee on such excess in an amount not to exceed the product of (x) 0.50% per annum multiplied by (y) the undrawn portion of the then applicable Facility Amount on each day during a Remittance Period multiplied by (z) the number of days remaining in the relevant Remittance Period.

(b) the following defined term shall be added to Section 1.01(b) of the Loan and Security Agreement in alphabetical order:

“First Amendment Effective Date” means July 3, 2023.

(c) Section 2.21(a)(i) of the Loan and Security Agreement is amended and restated in its entirety to read as follows:

immediately after giving effect to such Commitment Increase, the total Commitments of all of the Lenders hereunder shall not exceed $125,000,000;

(d) Annex A to the Loan and Security Agreement is amended and restated in its entirety in the form of Appendix A hereto.

ARTICLE III

Representations and Warranties

SECTION 3.1. The Borrower and SSG hereby represent and warrant to the Agent and the Lenders that, as of the Amendment Date, (i) no Unmatured Event of Default, Event of Default or Manager Default has occurred and is continuing, (ii) this Amendment has been duly authorized by the board of directors or sole member, as applicable, of the Borrower and SSG, has been duly executed and delivered by the Borrower and SSG, and is enforceable against it in accordance with its terms except as the enforceability hereof and thereof may be limited by Bankruptcy Laws and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law) and (iii) the representations and warranties of the Borrower and SSG contained in the Loan and Security Agreement are true and correct in all material respects (or if such representation and warranty is already qualified by the words “material”, “materially” or “Material Adverse Effect”, in all respects) on and as of such day.

ARTICLE IV

Conditions Precedent

SECTION 4.1. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of the following:

(a) executed counterparts (or other evidence of execution, including electronic signatures, satisfactory to the Administrative Agent) of this Amendment; and

(b) payment by the Borrower in immediately available funds of any out-of-pocket costs and expenses of the Agent (including all reasonable and documented fees, disbursements and other charges of outside counsel to the Administrative Agent) incurred in connection herewith.

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE LOAN AND SECURITY AGREEMENT.

SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification. Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan and Security Agreement for all purposes. This Amendment and the amendments and modifications effectuated pursuant hereto shall not constitute a novation of the of the Loan and Security Agreement or any of the Transaction Documents referred to therein.

SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.

BORROWER:

STEPSTONE GREAT LAKES SPV FACILITY II LLC

By:	/s/ Joseph Cambareri
	Name:	Joseph Cambareri
	Title:	Chief Financial Officer

SSG:

STEPSTONE PRIVATE CREDIT FUND LLC

By:	/s/ Joseph Cambareri
	Name:	Joseph Cambareri
	Title:	Chief Financial Officer and Corporate Secretary

[Signature Page to Amendment No. 1 to Loan and Security Agreement]

ADMINISTRATIVE AGENT:

BANK OF MONTREAL

By:	/s/ Jason Swanson
	Name:	Jason Swanson
	Title:	Managing Director

LENDER:

BANK OF MONTREAL

By:	/s/ Jason Swanson
	Name:	Jason Swanson
	Title:	Managing Director

[Signature Page to Amendment No. 1 to Loan and Security Agreement]

Appendix A

ANNEX A

Lender	Commitment
Bank of Montreal, a Canadian chartered bank acting through its Chicago branch	$100,750,000
Total	$100,750,000